Investor Presentation November 2026

Disclaimer This presentation contains forward-looking statements about Palomar Holdings, Inc. (the “Company”). These statements involve known and unknown risks that relate to the Company’s future events or future financial performance and the actual results could differ materially from those discussed in this presentation. This presentation also includes financial measures which are not prepared in accordance with generally accepted accounting principles (“GAAP”). For a description of these non-GAAP financial measures and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP, please see the appendix to this presentation, other than the Company has not provided a reconciliation of its full year 2026 adjusted net income outlook to net income, the most directly comparable GAAP financial measure, because it is unable to predict, without unreasonable efforts, certain reconciling items which could be material to net income. This is due to the inherent difficulty of forecasting the timing or amount of various items that would impact net income that have not yet occurred, are out of the Company’s control and/or cannot reasonable by predicted. Such forward-looking non-GAAP financial measures provided without the most directly comparable GAAP financial measure may vary materially from the corresponding GAAP financial measure. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as ‘‘may’’, ‘‘will’’, ‘‘should’’, ‘‘expects’’, ‘‘plans’’, ‘‘anticipates’’, ‘‘could’’, ‘‘intends’’, ‘‘target’’, ‘‘projects’’, ‘‘contemplates’’, ‘‘believes’’, ‘‘estimates’’, ‘‘predicts’’, ‘‘would’’, ‘‘potential’’ or ‘‘continue’’ or the negative of these words or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. These forward-looking statements include, among others, statements relating to our future financial performance, our business prospects and strategy, anticipated financial position, liquidity and capital needs and other similar matters. These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict. Such risks and uncertainties include, among others, the frequency and severity of catastrophe events; the adequacy of the Company's loss reserves; the availability, cost and collectability of reinsurance; investment performance and interest rate fluctuations; weather conditions and crop price volatility affecting the Company's  Crop business; the Company's ability to integrate PCSC and realize the anticipated benefits of acquisitions; competitive conditions; and regulatory developments. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on the Company’s forward-looking statements. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements the Company makes. While the Company may elect to update these forward-looking statements at some point in the future, the Company has no current intention of doing so except to the extent required by applicable law. You should, therefore, not rely on these forward-looking statements as representing the Company’s views as of any date subsequent to the date of this presentation. Additional risks and uncertainties relating to the Company and its business can be found in the "Risk Factors" section of Palomar Holdings, Inc.’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, and other filings with the United States Securities and Exchange Commission.

AM Best rated “A” (Excellent) & Financial Size Category XI Company Profile TRACK RECORD OF DELIVERING STRONG GROWTH AND CONTINUED PROFITABILITY Includes PSIC, PESIC, FIA and Palomar Re. This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix. THIRD QUARTER HIGHLIGHTS (2) Gross written premium (GWP) of $767.0M; 28% YoY growth Adjusted net income of $81.3M; 47% YoY growth Annualized adjusted return on equity of 33% Adjusted combined ratio of 76% Diluted adjusted earnings per share (EPS) increased to $3.01; 50% YoY growth 16 consecutive quarters of beating consensus adjusted EPS Repurchased 70,000 shares for $8.9M Declared quarterly cash dividend of $0.45 per share, payable December 2, 2026 Raised full-year adjusted net income guidance: $280M - $285M Balanced mix of admitted & E&S, residential & commercial property and casualty products Diversified growth engine anchored by Earthquake and strengthened by growing Casualty, Inland Marine & Property, Crop and Surety & Credit platforms Purpose built risk transfer strategy and reinsurance approach enabling earnings stability and growth Experienced management team committed to PLMR 2X — doubling adjusted net income every 3–5 years while sustaining ROE above 20% Leading specialty insurer with a portfolio intentionally designed to perform through all cycles (1)

Diversification Within One-of-One Specialty Portfolio: YTD Balanced Business mix Drives attractive risk-adjusted returns 4 Portfolio Structure: Categories and Products YTD Business Mix YTD YTD 2026 GWP $2.0B ▲+32% YoY Casualty 29% Non-P&C 25% Property 46%

Palomar 2X Strategy STRATEGY TO DOUBLE ADJUSTED NET INCOME and ACHIEVE AN ADJUSTED ROE + 20% OVER THE INTERMEDIATE TERM Profitable growth Anchored by earthquake franchise Low volatility – specialty lines focus Conservative and comprehensive risk transfer strategy Selective entry into new markets Sustain attractive margins Fundamental Principles and Drivers Greater gross / net line sizes enabled by surplus growth Reinsurance program supports margin expansion Investment leverage drives higher net investment income Gray Surety acquisition adds scale and earnings Adjusted Net Income Levers Leverage Scale to Enhance Profitable Growth Curate a “One-of-One” Specialty Portfolio Deepen our Position in Existing Markets and Unlock New Opportunities Integrate, Optimize and Execute 2026 Strategic Initiatives

Profitable and Diverse Portfolio Positioned for Long-Term Value Diversification has driven growth while preserving strong margins and profitability Disciplined Business Mix Shift Supporting Consistent Profitability Diversified portfolio enhances resilience across market cycles Business mix has evolved but not at the sacrifice of combined ratio and overall profitability Larger balance sheet and consistent catastrophe retentions reduce earnings volatility from a severe event Despite a higher attritional loss ratio, the combined ratio remains consistent with 2021–2022 levels Value of the approach best demonstrated by results beating consensus 16 consecutive quarters Adjusted Net Income Continued Strong Growth Adjusted Combined Ratio Steady Performance Adjusted ROE Consistent and Performing EQ GWP Non-EQ GWP

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Technology, Data and AI

KEY ENABLER OF SPEED-TO-MARKET AND DIFFERENTIATION ENHANCED BY AI

Built for Speed

- Scalable core systems leveraging best-in-class vendors
- Proven playbooks for new product launches
- Early adoption of business process outsourcing services for rapid scaling and cost efficiency

AI agent absorbed Hawaii hurricane service surge without added staff during a weekend hurricane

Building on Palomar's Core Advantages

- PASS[(1)] and frontends endorsed by Producer and Carrier partners
- Sophisticated pricing tools with automated external data ingestion
- Performance and exposure management data assets

Incoming AI underwriting workbench for property team to drive greater efficiency

Leveraging AI and New Technologies

- AI-enabled development lifecycle from Crop now extending to Surety
- AI agents handle routine policyholder requests instantly
- Technology spend held to measurable return on investment

PLMR.Farm live in Q3, supporting livestock and winter wheat products

Data & Analytics

- Automated ingestion of catastrophe, hazard, exposure and market data
- Granular exposure analytics supporting optimized XOL and quota share structures
- Real-time portfolio monitoring enhancing pricing, retention and concentration management

AI data enrichment cut hundreds of hours of manual data entry for EQ underwriters

1. Palomar Automated Submission System

Comprehensive & Diverse Utilization of Reinsurance A Broad SUITE OF Risk Transfer PRODUCTS helps to MANAGE RISK, REDUCE VOLATILITY AND SUPPORT GROWTH Inland Marine Other Property Casualty Other Property Inland Marine Earthquake Casualty Crop Facultative Individual risk-specific protection ‘Second set of eyes’ for individual risk underwriting Effective for newer lines of business or complex risks Excess of Loss (XOL) Applies on either a per-risk or a portfolio basis (e.g. Catastrophe XOL) Efficient protection against severity of a single event or loss above a fixed dollar retention Quota Share ‘First dollar' pro-rata partner for portfolio Control net line size and volatility for new and existing business Mitigate shock losses Generate fee income Catastrophe Bond Provides fixed economics and capacity via multi-year treaties Diversify beyond traditional reinsurance market Fully collateralized model Earthquake Other Property Earthquake Crop Inland Marine Earthquake Hawaii Hurricane Surety Bonds

Reinsurance – Recent Activity Disciplined and Diversified Reinsurance Strategy Provides Margin Stability Recent Activity Treaty Activity: Renewed five treaties and completed one new placement. All renewals except Cyber improved economics on a more favorable reinsurance market; Cyber risk participation was reduced during re-underwriting. Hawaii Hurricane Losses: Net losses across three storms were $3.0M; only one triggered treaty coverage, with limited losses into the tower. No impact expected on Laulima XOL pricing; its own program has a $1.5M per-event retention. Surety Renewal: 6/1 Surety renewal added capacity and increased treaty limits, enabling larger bonds and use of the group's combined T-listing authority. Per-risk retention rose but fell as a share of total limit procured. Cession Strategy: Cession and participation are set line by line to weigh risk-adjusted returns and earnings volatility; Casualty quota share cession was held flat on 6/1. Outlook: Favorable property catastrophe reinsurance conditions expected through the 1/1 renewal and into 2027; higher cat retention and quota share will be weighed against pricing, volatility and the current structure.

Reserving Philosophy Responsible growth with a “Walk before we run” approach within niche market segments Conservative Approach Highly conservative reserving philosophy supports balance sheet strength Respond quickly to adverse news and recognize favorable trends deliberately Establish reserves with appropriate margin Crop was 38% of Q3 overall losses, up from 24% in Q3 2025; YTD Crop losses represent 33% of overall losses, compared to 16% in the same period last year Conservatism supports modest releases as claims mature, particularly in short-tail property lines Philosophy prioritizes long-term reserve adequacy and earnings stability 82% of Casualty reserves held as IBNR: Casualty reserves represent less than 30% of stockholders’ equity Total Reserves All Other Reserves 48% Casualty Reserves 52%

Investment Portfolio High quality, liquid investment portfolio provides complementary earnings stream Objectives: Maintain liquidity, preserve capital, and generate income within a disciplined risk framework. Portfolio Construction: Deploy capacity to improve risk-adjusted returns through a modest, disciplined increase in credit and duration risk. Investment Leverage and Earnings Contribution: Attractive investment leverage with a conservative risk profile; new money yields are over 5% with a YoY 49% increase in portfolio assets; positions investment income to meaningfully contribute to our financial results. Weighted Average Duration 4.6 Years Average Portfolio Credit Quality “A1/A+” Average Fixed Income Book Yield 5.1% Investment Leverage 1.8x Credit Rating AAA A AA BBB High Yield $1.8B AUM Corporate Bonds Municipal Bonds ABS Corporate HY Bonds MBS / CMBS Cash Equities Treasuries/Agencies

Q3 2026 Performance Continues Track Record of Strong Results ATTRACTIVE BUSINESS MODEL GENERATING PROFITABLE GROWTH GROWTH PROFITABILITY Gross Written Premium ($M) Adjusted Return on Equity Adjusted Net Income ($M) CAGR: +33% CAGR: +44% +47% This slide contains non-GAAP metrics. See GAAP reconciliation in the Appendix Midpoint of full year 2026 adjusted net income guidance +28% RETURNS (2)

2026 Full Year Guidance 2026 Guidance implies exceeding 2024 Palomar 2X goal in two years 2026 FULL YEAR OUTLOOK Adjusted Net Income $280–$285 Current range IMPLIES: Adjusted net income growth of 31% from 2025 based on the midpoint of the range Higher growth percentage on an EPS basis Adjusted ROE above the Palomar 2X goal of 20% $8M–$12M of catastrophe losses in 2026 2024 2026 Estimated 2023 Actual $93.5M Adjusted Net Income 2025 Palomar 2X Goal $187.0M Adjusted Net Income Actual $133.5M Palomar 2X Goal $267.0M Adjusted Net Income Actual $216.1M Palomar 2X Goal $432.2M Adjusted Net Income Est. ANI $282.5M Palomar 2X Goal $550.0M Historic Performance & Outlook for Palomar 2X

Modeling and Seasonality Modeling reflects expected growth, seasonality dynamics and strong profitability Q1 Q2 10-15% 10-20% 15-30% 45-55% Crop Premium Seasonality: 2026 GEP Forecast 2026 Forecast: Percent of Premium Earned Q3 Q4 OUTLOOK Sequential drop in GEP and NEP; still up YoY Loss ratio in mid to upper 30s 2026 GUIDANCE Raised adjusted net income to $280-285M Adjusted net income growth of 31% based on the midpoint of updated guidance; higher EPS growth Adjusted ROE above 20% FULL YEAR MODELING NEP ratio: around 50%, low point was in Q3 Acquisition expense ratio: in line with 2025 at ~12% of GEP Other underwriting expense ratio: in line with 2025, ~8% of GEP Loss ratio: mid to upper 30s Adjusted combined ratio: mid 70s CROP PREMIUM SEASONALITY: HISTORICALS AND FORECAST  % of Q1 Q2 Q3 Q4 2024 GWP 33% 2% 51% 14% GEP 12% 8% 56% 24% 2025 GWP 19% 14% 50% 17% GEP 8% 13% 53% 26% 2026 FORECAST GWP 20-25% 15-20% 40-65% 5-10% GEP 10-15% 10-20% 45-55% 15-30% Q4

Beat Initial guidance midpoint for the past three years, underscoring execution and earnings visibility Sustained Earnings Outperformance vs. Initial Guidance +7% vs. initial guidance +19% vs. initial guidance +16% vs. initial guidance 14x +44% Guidance Raises since 2023 ANI CAGR 2023-2026E(1) Source: CAGR calculated using midpoint of 2026E guidance Reflects midpoint of FY guidance through Q3 2026 (2)

Palomar Performance & Valuation vs. Peers Compared to Peers - Top Tier Performance with Uncorrelated valuation Valuation Metrics Performance Metrics (1) Source: Capital IQ, data through 11/09/26

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Entrepreneurial and Experienced Management Team

LEADING SPECIALTY INSURANCE TALENT CONTINUE TO EXECUTE AND ADD DEPTH TO THE ORGANIZATION

NAME	EXPERIENCE (YRS)	PRIOR PROFESSIONAL EXPERIENCE
Mac Armstrong | Chairman & Chief Executive Officer	25+	Arrowhead General Insurance Agency | Spectrum Equity | Alex. Brown & Sons
Jon Christianson | President	20+	Holborn Corporation | John B. Collins Associates | Guy Carpenter
Chris Uchida | Chief Financial Officer	25+	Arrowhead General Insurance Agency | PwC
Angela Grant | Chief Legal Officer	30+	CSE Insurance Group | Hippo | Esurance | Kemper | GEICO
Jon Knutzen | Chief Risk Officer	25+	TigerRisk Partners | Holborn Corporation | Guy Carpenter
Robert Beyerle | Chief Underwriting Officer	25+	Great American Insurance Company | Acordia Southeast
Rudy Herve | Chief Operating Officer	25+	SCOR | QBE North America | Bain & Company | Orange Ventures
Sheri Scott | Chief Actuarial Officer	35+	Milliman | Bank of America | AON Risk Services | Electric Insurance | Canadian Direct Insurance | AAA Insurance
Tim Carter | Chief People Officer	20+	LPL Financial | G4S Integrated Services | Parexcel | Home Depot
Kyle Morgan | Chief Strategy Officer	20+	W Capital Partners | Insight Partners
Jim Davis[1] | Chief Information Officer	20+	Okta | CrowdStrike | First Data Corporation | U.S. Army
Gabriel Miller[1] | Chief Technology Officer	30+	AGI | Endurance Specialty Holdings | Tyler Technologies | Bell Laboratories

1. Reflects roles effective as of December 7, 2026

Appendix

Q3 Seasonality Q3 Seasonality GEP increases while NEP Ratio decreases Q4 seasonality decreases GEP and Increases NEP Ratio Modeling and Seasonality Gross Earned Premium in $M (1) Modeling Implication Expect the same seasonal patterns as in previous years for the fourth quarter: Gross earned premium decreases after Crops Q3 peak, still grows YoY NEP ratio rises from Q3 low of 49.6% Q3 Seasonality GEP increases while NEP Ratio decreases

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Modeling and Seasonality

NEAR-TERM RATIOS REFLECT BUSINESS MIX AND GRAY INTEGRATION; FULL-YEAR GUIDANCE RAISED


$800
$700
$600
$500
$400
$300
$200
$100
$-
20%
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
Q3 2024
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Q1 2026
Q2 2026
Q3 2026
Net Earned Premium
Gross Earned Premium
Adjusted UW Expense Ratio
Acquisition Expense Ratio

General Modeling Guidance

- Acquisition expense dollars trend higher with earned premium growth
  - 9.8% in Q3 2026 vs. 10.8% in Q3 2025 and 12.9% in Q2 2026.
  - YoY decrease driven by mix, including growth in crop which caries lower acquisition expenses vs other lines
  - FY26: consistent with 2025 at ~12%; higher in first half, lower in second half with Crop earned premium.
- Adjusted UW expense dollars will continue to increase with growth in investments across the organization
  - 7.7% in Q3 2026 vs. 7.9% in Q3 2025 and 9.1% in Q2 2026.
  - FY26: in line with 2025's 8.0%; will vary quarterly as we invest in talent, technology and systems under Palomar 2X.
  - Higher in first half, lower in second half with the seasonal peak in Crop earned premium.
- While not shown, loss ratio is trending as expected despite seasonality
  - 41.5% in Q3 2026 vs. 32.3% in Q3 2025 and 34.5% in Q2 2026, on higher attritional losses from Crop and Casualty growth.
  - Includes $4.0M attritional loss unfavorable prior-year development
  - FY26: mid to upper 30s, with the high point in Q3 on Crop timing.

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Third Quarter Financial Highlights

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2026	2025	Change	% Change	2026	2025	Change	% Change
(in thousands, except per share data)								
Gross written premiums	$ 767,046	$ 597,171	$ 169,875	28.4%	$ 2,027,330	$ 1,535,623	$ 491,707	32.0%
Ceded written premiums	(378,477)	(321,927)	(56,550)	17.6%	(975,669)	(819,171)	(156,498)	19.1%
Net written premiums	388,569	275,244	113,325	41.2%	1,051,661	716,452	335,209	46.8%
Net earned premiums	365,391	225,147	140,244	62.3%	913,781	569,175	344,606	60.5%
Commission and other income	1,485	1,448	37	2.6%	3,664	3,954	(290)	(7.3)%
Total underwriting revenue (1)	366,876	226,595	140,281	61.9%	917,445	573,129	344,316	60.1%
Losses and loss adjustment expenses	151,646	72,812	78,834	108.3%	337,732	157,739	179,993	114.1%
Acquisition expenses, net of ceding commissions and fronting fees	72,352	56,270	16,082	28.6%	213,923	154,266	59,657	38.7%
Other underwriting expenses	72,722	48,306	24,416	50.5%	207,057	129,563	77,494	59.8%
Underwriting income (1)	70,156	49,207	20,949	42.6%	158,733	131,561	27,172	20.7%
Interest expense	(5,138)	(133)	(5,005)	NM	(13,243)	(304)	(12,939)	NM
Net investment income	22,406	14,572	7,834	53.8%	60,340	40,014	20,326	50.8%
Net realized and unrealized (losses) gains on investments	(2,692)	3,493	(6,185)	(177.1)%	2,167	9,461	(7,294)	(77.1)%
Income before income taxes	84,732	67,139	17,593	26.2%	207,997	180,732	27,265	15.1%
Income tax expense	19,397	15,684	3,713	23.7%	47,123	39,827	7,296	18.3%
Net income	**$ 65,335**	**$ 51,455**	**$ 13,880**	**27.0%**	**$ 160,874**	**$ 140,905**	**$ 19,969**	**14.2%**
Adjustments:								
Net realized and unrealized losses (gains) on investments	2,692	(3,493)	6,185	(177.1)%	(2,167)	(9,461)	7,294	(77.1)%
Expenses associated with transactions	3,133	728	2,405	NM	10,545	3,570	6,975	195.4%
Stock-based compensation expense	7,022	5,379	1,643	30.5%	23,246	15,471	7,775	50.3%
Amortization of intangibles	6,161	1,346	4,815	NM	21,396	3,400	17,996	NM
Expenses associated with catastrophe bond	—	—			2,330	2,661	(331)	(12.4)%
Tax impact	(3,032)	(251)	(2,781)	NM	(8,008)	(1,543)	(6,465)	NM
Adjusted net income (1)	**$ 81,311**	**$ 55,164**	**$ 26,147**	**47.4%**	**$ 208,216**	**$ 155,003**	**$ 53,213**	**34.3%**
Key Financial and Operating Metrics								
Annualized return on equity	26.6%	23.9%			22.3%	23.4%		
Annualized adjusted return on equity (1)	33.1%	25.6%			28.8%	25.7%		
Loss ratio	41.5%	32.3%			37.0%	27.7%		
Expense ratio	39.3%	45.8%			45.7%	49.2%		
Combined ratio	80.8%	78.1%			82.7%	76.9%		
Adjusted combined ratio (1)	76.3%	74.8%			76.3%	72.5%		
Diluted earnings per share	$ 2.42	$ 1.87			$ 5.93	$ 5.12		
Diluted adjusted earnings per share (1)	$ 3.01	$ 2.01			$ 7.67	$ 5.63		
Catastrophe losses	$ 4,452	$ 1,900			$ 4,302	$ 1,335		
Catastrophe loss ratio (1)	1.2%	0.8%			0.5%	0.2%		
Adjusted combined ratio excluding catastrophe losses (1)	75.1%	74.0%			75.9%	72.2%		
Adjusted underwriting income (1)	$ 86,472	$ 56,660	$ 29,812	52.6%	$ 216,250	$ 156,663	$ 59,587	38.0%

(1) Indicates non-GAAP financial measure; see “Reconciliation of Non-GAAP Financial Measures” for a reconciliation of the non-GAAP financial measures to their most directly comparable financial measures prepared in accordance with GAAP.
(2) NM – Not Meaningful

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Reconciliation Of Non-GAAP Metrics Used In This Presentation

($ in thousands, except per share data)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 295,235	$ 175,940	$ 755,048	$ 437,614
Denominator: Net earned premiums	$ 365,391	$ 225,147	$ 913,781	$ 569,175
Combined ratio	80.8 %	78.1 %	82.7 %	76.9 %
Adjustments to numerator:				
Expenses associated with transactions	$ (3,133)	$ (728)	$ (10,545)	$ (3,570)
Stock-based compensation expense	(7,022)	(5,379)	(23,246)	(15,471)
Amortization of intangibles	(6,161)	(1,346)	(21,396)	(3,400)
Expenses associated with catastrophe bond	—	—	(2,330)	(2,661)
Adjusted combined ratio	**76.3 %**	**74.8 %**	**76.3 %**	**72.5 %**
Adjusted net income	$ 81,311	$ 55,164	$ 208,216	$ 155,003
Weighted-average common shares outstanding, diluted	26,995,574	27,446,519	27,143,378	27,533,533
Diluted adjusted earnings per share	**$ 3.01**	**$ 2.01**	**$ 7.67**	**$ 5.63**
Numerator: Losses and loss adjustment expenses	$ 151,646	$ 72,812	$ 337,732	$ 157,739
Denominator: Net earned premiums	$ 365,391	$ 225,147	$ 913,781	$ 569,175
Loss ratio	**41.5 %**	**32.3 %**	**37.0 %**	**27.7 %**
Numerator: Catastrophe losses	$ 4,452	$ 1,900	$ 4,302	$ 1,335
Denominator: Net earned premiums	$ 365,391	$ 225,147	$ 913,781	$ 569,175
Catastrophe loss ratio	**1.2 %**	**0.8 %**	**0.5 %**	**0.2 %**
Numerator: Sum of losses and loss adjustment expenses, acquisition expenses, and other underwriting expenses, net of commission and other income	$ 295,235	$ 175,940	$ 755,048	$ 437,614
Denominator: Net earned premiums	$ 365,391	$ 225,147	$ 913,781	$ 569,175
Combined ratio	80.8 %	78.1 %	82.7 %	76.9 %
Adjustments to numerator:				
Expenses associated with transactions	$ (3,133)	$ (728)	$ (10,545)	$ (3,570)
Stock-based compensation expense	(7,022)	(5,379)	(23,246)	(15,471)
Amortization of intangibles	(6,161)	(1,346)	(21,396)	(3,400)
Expenses associated with catastrophe bond	—	—	(2,330)	(2,661)
Catastrophe losses	(4,452)	(1,900)	(4,302)	(1,335)
Adjusted combined ratio excluding catastrophe losses	**75.1 %**	**74.0 %**	**75.9 %**	**72.2 %**

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Reconciliation Of Non-GAAP Metrics Used In This Presentation

($ in thousands, except per share data)	Three Months Ended September 30, 2026	Three Months Ended September 30, 2025	Nine Months Ended September 30, 2026	Nine Months Ended September 30, 2025
Total revenue	$ 386,590	$ 244,660	$ 979,952	$ 622,604
Net investment income	(22,406)	(14,572)	(60,340)	(40,014)
Net realized and unrealized losses (gains) on investments	2,692	(3,493)	(2,167)	(9,461)
Underwriting revenue	**$ 366,876**	**$ 226,595**	**$ 917,445**	**$ 573,129**
Income before income taxes	$ 84,732	$ 67,139	$ 207,997	$ 180,732
Net investment income	(22,406)	(14,572)	(60,340)	(40,014)
Net realized and unrealized losses (gains) on investments	2,692	(3,493)	(2,167)	(9,461)
Interest expense	5,138	133	13,243	304
Underwriting income	**$ 70,156**	**$ 49,207**	**$ 158,733**	**$ 131,561**
Expenses associated with transactions	3,133	728	10,545	3,570
Stock-based compensation expense	7,022	5,379	23,246	15,471
Amortization of intangibles	6,161	1,346	21,396	3,400
Expenses associated with catastrophe bond	—	—	2,330	2,661
Adjusted underwriting income	**$ 86,472**	**$ 56,660**	**$ 216,250**	**$ 156,663**
Net income	$ 65,335	$ 51,455	$ 160,874	$ 140,905
Adjustments:				
Net realized and unrealized losses (gains) on investments	2,692	(3,493)	(2,167)	(9,461)
Expenses associated with transactions	3,133	728	10,545	3,570
Stock-based compensation expense	7,022	5,379	23,246	15,471
Amortization of intangibles	6,161	1,346	21,396	3,400
Expenses associated with catastrophe bond	—	—	2,330	2,661
Tax impact	(3,032)	(251)	(8,008)	(1,543)
Adjusted net income	**$ 81,311**	**$ 55,164**	**$ 208,216**	**$ 155,003**
Annualized adjusted net income	$ 325,244	$ 220,656	$ 277,621	$ 206,671
Average stockholders' equity	$ 982,957	$ 862,654	$ 963,820	$ 803,570
Annualized adjusted return on equity	**33.1 %**	**25.6 %**	**28.8 %**	**25.7 %**